Exhibit 10.7

First Amendment to the Virtus Investment Partners, Inc.

Omnibus Incentive and Equity Plan

The Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan (the “Plan”), is hereby amended, effective as of February 9, 2012, as follows. Terms not otherwise defined herein shall have the same meaning as those terms are defined in the Plan.

1.	New Section 2.1(t-1) is hereby added to the Plan, as follows:

(t-1) “Early Retirement” means, for Awards granted after February 9, 2012, termination of a Participant’s employment or service on or after the Participant attains age 60 with 10 years of credited service with the Company and its Subsidiaries. For this purpose, “credited service” means credited service as an employee or service as a director of the Company as determined and measured by the Company for service credit purposes.

2.	Section 2.1(hh) of the Plan, is hereby deleted in its entirety and replaced with the following:

(hh) “Retirement” means, (i) for Awards granted prior to February 9, 2012, termination of a Participant’s employment or service on or after the Participant attains age 55 with 10 years of credited service with the Company and its Subsidiaries and (ii) for Awards granted on or after February 9, 2012, termination of a Participant’s employment or service on or after the Participant attains age 65 with 5 years of credited service with the Company and its Subsidiaries. For this purpose, “credited service” means credited service as an employee or service as a director of the Company as determined and measured by the Company for service credit purposes.

3.	Section 4.6 is hereby added to the Plan, as follows:

Section 4.6 Clawback. Notwithstanding anything in this Plan to the contrary, every Award to a Participant is expressly subject to the provisions in this Section 4.6, unless otherwise expressly provided in any Award Agreement. The Company may enforce any forfeiture determined by the Committee to be appropriate under this Section 4.6 by all legal means available, including, without limitation, by withholding the value of the amount required to be returned to the Company and forfeited hereunder from other sums owed by the Company to the Participant.

(a) In the case of, and to the extent that, an Award will vest or be earned subject to the attainment of Performance Goals or targets, including, without limitation, Annual Incentive Awards and Long-Term Incentive Awards, in the event and to the extent that the Committee determines within three years of the date on which the Committee confirms or otherwise finally determines satisfaction of the applicable Performance Goals or targets (or such later date as determined by the Committee and set forth in the Award Agreement or otherwise specified by the Committee) that the performance certified by the Committee, on the basis of which such Award vested or was determined to be earned, was based on materially inaccurate financial statements or other performance measure information, then following the Committee’s review of the facts and circumstances underlying such event, a Participant shall return to the Company and forfeit, to the extent permitted by applicable law, that portion (which may be all) of his or her Award (including any Dividend Equivalents or other amounts credited thereon) or Common Stock, cash, or other equity-based or equity-related Award(s) distributed in respect of a vested or earned Award, or the value thereof (regardless of whether vesting or satisfaction of other conditions to the Award has occurred and Common Stock, cash, or other equity-based or equity-related Award(s) or any combination thereof have been distributed) that the Committee, in its discretion, determines to be appropriate.

(b) If, following the termination of a Participant’s employment with the Company for any reason, including, without limitation, due to death, Disability, Early Retirement or Retirement, the Company becomes aware that (i) during such Participant’s employment with the Company such Participant engaged in any activity that would have been grounds to terminate his or her employment or service with the Company for Cause, as reasonably determined by the Committee, or (ii) following such Participant’s employment with the Company, such Participant has breached any written covenant or agreement with the Company or any Subsidiary, as reasonably determined by the Committee, not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary or not to compete or interfere with the Company, or not to solicit employees, agents, customers or clients of the Company, then upon written demand by the Company, the Participant shall return to the Company and forfeit, to the extent permitted by applicable law, that portion (which may be all) of his or her Award(s) (including any Dividend Equivalents or other amounts credited thereon) or Common Stock, cash, or other equity-based or equity-related Award(s) or any combination thereof distributed in respect of vested or earned Award(s), or the value thereof (regardless of whether vesting or satisfaction of other conditions to the Award has occurred and Common Stock, cash, or other equity-based or equity-related Award(s) or any combination thereof distributed) that the Committee, in its discretion, determines to be appropriate.

(c) Awards (including Dividend Equivalents or other amounts credited thereon) or Common Stock, cash, or other equity-based or equity-related Awards distributed in respect of vested or earned Awards, or the value thereof shall also be subject to forfeiture to the extent required by applicable law (regardless of whether vesting or satisfaction of other conditions to the Award has occurred and Common Stock, cash, or other equity-based or equity-related Award(s) or any combination thereof distributed). Further, if the Company is required by applicable law, rule or regulation to include or adopt any additional “clawback” or “forfeiture”

provision relating to outstanding and/or vested or earned Awards or any future Awards, under the Dodd-Frank Wall Street Reform and Consumer Protection Act or otherwise, then each Participant agrees that such clawback or forfeiture provision shall also apply to any applicable Award made under this Plan as if such provision had been included in this Plan and such Award.

4.	Section 6.6 of the Plan is hereby deleted in its entirety and replaced with the following:

6.6 Termination of Employment or Service Due to Disability, Early Retirement or Retirement. Unless otherwise determined by the Committee at the time of grant, (i) for Options granted prior to February 9, 2012, if a Participant ceases to be employed or service is terminated by the Company or any Subsidiary by reason of Disability or Retirement or (ii) for Options granted on or after February 9, 2012, if a Participant ceases to be employed or service is terminated by the Company or any Subsidiary by reason of Disability, Early Retirement or Retirement, any such Options granted to such Participant shall continue to become exercisable in accordance with Section 6.3 notwithstanding such Participant’s termination of employment or service and may be exercised by the Participant or the Participant’s designated beneficiary, and if none is named, in accordance with Section 13.2, at any time during the remaining term of such Option or three (3) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant’s termination of employment or service, whichever period is shorter.

5.	Section 8.6 of the Plan is hereby deleted in its entirety and replaced with the following:

Section 8.6 Death, Disability, Early Retirement or Retirement. Unless the Committee shall otherwise determine at the date of grant or otherwise:

(i) Subject to Section 8.6(iv) below, (a) for Restricted Stock and Restricted Stock Units granted prior to February 9, 2012, if a Participant ceases to be employed or service is terminated by the Company or any Subsidiary by reason of death, Disability or Retirement or (b) for Restricted Stock and Restricted Stock Units granted on or after February 9, 2012, if a Participant ceases to be employed or service is terminated by the Company or any Subsidiary by reason of death or Disability, the Restricted Period will lapse as to a prorated portion of the shares of Restricted Stock and Restricted Stock Units transferred or issued to such Participant under the Plan based on the number of days the Participant actually worked since the date the shares of Restricted Stock or Restricted Stock Units were granted (or in the case of an Award which becomes vested in installments, since the date, if any, on which the last installment of such Restricted Stock or Restricted Stock Units became vested);

(ii) Subject to Section 8.6(iv) below, for Restricted Stock and Restricted Stock Units granted on or after February 9, 2012, if a Participant ceases to be employed or service is terminated by the Company or any Subsidiary by reason of Retirement, with respect to the shares of Restricted Stock or Restricted Stock Units transferred or issued to such Participant under the Plan the Restricted Period shall continue to lapse and the shares will continue to vest in accordance with vesting schedule set forth in the Award Agreement or otherwise specified by the Committee;

(iii) Subject to Section 8.6(iv) below, for Restricted Stock and Restricted Stock Units granted on or after February 9, 2012, if a Participant ceases to be employed or service is terminated by the Company or any Subsidiary by reason of Early Retirement, the Restricted Period shall continue to lapse and the shares will continue to vest in accordance with vesting schedule set forth in the Award Agreement or as otherwise specified by the Committee as to a prorated portion of the shares of Restricted Stock and Restricted Stock Units transferred or issued to such Participant under the Plan based on the number of days the

Participant actually worked since the date the shares of Restricted Stock or Restricted Stock Units were granted (or in the case of an Award which becomes vested in installments, since the date, if any, on which the last installment of such Restricted Stock or Restricted Stock Units became vested); provided that, in the case of an Award which becomes vested in installments, the portion of such prorated Restricted Stock or Restricted Stock Units Award that will vest on each installment date shall be equal to the total number of prorated shares that are subject to continued vesting in accordance with this Section 8.6(iii) divided by the number of remaining installments of the Award;

(iv) For purposes of Sections 8.6(i) through 8.6(iii) above, in the case of any Award that involves Restricted Stock or Restricted Stock Units (whether as the primary or underlying Award) with respect to which the restrictions will lapse, if at all, based on the attainment of Performance Goals or targets, any vesting and lapse of the Restricted Period for such shares shall be deferred until the end of the applicable performance period and shall be in accordance with the terms and conditions approved by the Committee and set forth in the Award Agreement or otherwise specified by the Committee.

(v) Subject to Sections 8.6(i) through 8.6(iv) above, except as otherwise expressly determined by the Committee or provided in an Award Agreement, any shares of Restricted Stock or Restricted Stock Units as to which the Restricted Period has not lapsed or which do not become vested at the date of a Participant’s termination of employment shall automatically be cancelled upon such Participant’s termination of employment.

6.	Section 9.1 of the Plan is hereby deleted in its entirety and replaced with the following:

9.1 Annual Incentive Awards. Unless determined otherwise by the Committee at or after the date of grant, Annual Incentive Awards shall be payable in cash. Unless otherwise determined by the Committee at the time of grant, (i) for Annual Incentive Awards granted prior to February 9, 2012, if a Participant terminates employment with the Company or any Subsidiary due to death, Disability or Retirement or (ii) for Annual Incentive Awards granted on or after February 9, 2012, if a Participant terminates employment with the Company or any Subsidiary due to death, Disability, Early Retirement or Retirement, in either case before the end of a Performance Cycle, or after the end of such Performance Cycle but before payment of the Annual Incentive Award is authorized by the Committee, such Participant or the Participant’s designated beneficiary, and if none is named, in accordance with Section 13.2, shall, unless determined otherwise by the Committee at the date of grant, be eligible to receive a prorated Annual Incentive Award based on the actual achievement of the Performance Goals for such Performance Cycle, in each case such proration to be in accordance with the terms and conditions approved by the Committee and set forth in the Award Agreement or otherwise determined by the Committee. Unless determined otherwise by the Committee at or, in the case of any Participant who is not an Executive Officer, after the date of grant, if a Participant terminates employment before payment of an Annual Incentive Award is authorized by the Committee for any reason other than as set forth in Section 9.1(i) or 9.1(ii) above, the Participant shall forfeit all rights to such Annual Incentive Award.

7.	Section 9.2 of the Plan is hereby deleted in its entirety and replaced with the following:

9.2 Long-Term Incentive Awards. As determined by the Committee at or after the date of grant, Long-Term Incentive Awards may be payable in equity-based or equity-related Awards, cash or any combination thereof. Unless otherwise determined by the Committee at the time of grant, (i) for Long-Term Incentive Awards granted prior to February 9, 2012, if a Participant terminates employment with the Company or any Subsidiary due to death, Disability or Retirement or (ii) for Long-Term Incentive Awards granted on or after February 9, 2012, if a Participant terminates employment with the Company or any Subsidiary due to death, Disability, Early Retirement or Retirement, in either case before the end of a Performance Cycle, or after the end of such Performance Cycle but before payment of the Long-Term Incentive Award is authorized by the Committee, such Participant or the Participant’s designated beneficiary, and if none is named, in accordance with Section 13.2, shall, unless determined otherwise by the Committee at the date of grant, be eligible to receive a prorated Long-Term Incentive Award based on the actual achievement of the Performance Goals for such Performance Cycle, in each case such proration to be in accordance with the terms and conditions approved by the Committee and set forth in the Award Agreement or otherwise determined by the Committee. Unless determined otherwise by the Committee at or, in the case of any Participant who is not an Executive Officer, after the date of grant, if a Participant terminates employment before payment of an Long-Term Incentive Award is authorized by the Committee for any reason other than as set forth in Section 9.2(i) or 9.2(ii) above, the Participant shall forfeit all rights to such Long-Term Incentive Award.

Except as amended above, the Plan shall remain in full force and effect.